Principled Equity Market Fund

                                  SUPPLEMENT

                              Dated July 10, 2000

           TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              DATED MAY 17, 2000

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

The cover page of the Trust's prospectus is amended by deleting the phrase "(but no more frequently than quarterly)" from the fifth paragraph and substituting, therefor, the phrase "(upon advance notice to shareholders)".

Similarly, the first paragraph on page 13 of the Trust's prospectus is amended by deleting the phrase "(but no more frequently than quarterly)" from the fifth paragraph and substituting, therefor, the phrase "(upon advance notice to shareholders)".